DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

Technology stocks have been on a roller-coaster ride since your Fund commenced operations. A solid upward move in the period from late January through late July was sandwiched between two steep corrections. The total return for Dreyfus Technology Growth from its inception on October 13, 1997, through August 31, 1998, was a decline of -3.12%.* Although modestly negative, this performance was considerably better than the -9.82% for the Fund's benchmark, the Morgan Stanley High Technology 35 Index (the "Tech 35").** As it happened, the last day of the fiscal year, August 31, 1998, saw one of the sharpest drops in stock prices in many years. This accounted for much of the drop in return both of the Fund and the Index.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. World economic weakness has shifted expectations towards monetary easing. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the prices of assets they owned.

  The negative effect of Asian weakness was directed towards the industrial sector more than the consumer sector. Corporate profits weakened, especially in Asian-impacted sectors such as world-traded commodities (oil, metals and paper) and exporters. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

Market sentiment has shifted towards expectations of monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. The prospects for world economic weakness and monetary ease in the major countries will be powerfully impacted by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

  The 12 months ended August 31, 1998 encompassed some very different market phases with stock market strength during much of the period followed by a sharp decline towards the end, especially in August 1998, the final month of the fiscal year. Over the 12-month period, the total return on the Standard and Poor' s 500 Composite Stock Price Index was 8.12% despite a negative return of -14.45% in August 1998. Returns on mid-cap and small-cap stock indices tended to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for the entire period. Sentiment shifted from expectations of a possible Fed Funds rate increase to expectations of a cut by the end of the period. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the Asia-impacted sectors such as oil, basic materials and exporters and then for a broader list of stocks.

  The trigger for the sharp decline in stocks at the end of the period appeared to be the Russian default. This resulted in deepening concerns about weaker economic growth and corporate profits. There were also global margin calls on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer sell-off due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions.

  The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks which fall into the value category fell sharply following the Russian default in mid-July 1998.

  The fiscal year ended August 1998 was characterized by very different performances of the various market sectors. Super-cap growth stocks did best, followed by large-cap stocks in general with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 6.10%, with the Russell 1000 Growth Index returning 8.26% while the Russell 1000 Value Index returned 3.89% . The return on the Russell Midcap Index was -6.69% while the small-cap Russell 2000 Index return was -19.40%.

PORTFOLIO FOCUS

  The focus of the Dreyfus Technology Growth Fund is to provide diversified participation in those companies that are leading producers or beneficiaries of technological innovation. The Fund looks for sectors within technology that we expect to outperform on a relative scale. Assets are allocated to more attractive sectors, while sectors with less appealing prospects are underweighted. The relative outperformance achieved in the initial period of operation was in part due to the overweighting of the software and telecommunications sectors and the underweighting of the semiconductor sector.

  We  believe  the  software  sector  is  a  wide-ranging  and  fertile area for investing. The software industry has provided a significant boost to productivity in a large number of industrial, professional and personal applications. Three software companies that provided excellent returns were Microsoft, Compuware and Legato Systems. Microsoft continues to be the dominant provider of PC desktop applications and operating systems for distributed computing. Compuware is a leader in software testing and has seen tremendous demand for its products and services for use in tackling the Year 2000 software issue. Legato Systems is an emerging leader in storage management software.

  The Fund also benefited from its investments in telecommunications service stocks. Deregulation of the telecommunications industry has created opportunities for new service providers in long distance, local and wireless services and Internet access. Consolidation is a major theme in the industry as smaller companies seek to become more competitive through mergers and acquisitions. Successful positions in this area included WorldCom, Metromedia Fiber Network, Cl.A. and Qwest Communications.

  The trend in telecommunications services stocks also benefited equipment companies that supply the products necessary to build out new networks or to upgrade existing facilities. Fund holdings Lucent Technologies and Tellabs are two such companies.

  Another exciting area that produced strong returns was the Internet. The Internet is revolutionizing the way commerce is conducted and the way individuals shop, learn and are entertained. The build-out of the Internet is still in its infancy and this is likely to be an interesting area to invest in for many years to come. The Fund's Internet holdings include America Online and CMG Information Services.

  In such a volatile environment, the Fund' s performance was affected by shifting investor sentiment and lower valuations across the sector from late July through the close of the fiscal year. In addition, several investments were disappointing due to a change in fundamentals. Security Dynamics Technologies failed to achieve earnings estimates in the March quarter and corrected sharply. I2 Technologies experienced a slowdown in growth and higher expenses--both factors hurt the stock. Both of these investments were eliminated following the change in fundamentals.

  Although  the  technology sector can experience significant short-term swings,
we   believe   the  area  remains  very  attractive  for  long-term  investors.

  We appreciate your investment in this Fund. You may rest assured that we continue to exert our very best efforts to bring you rewarding returns.

            Sincerely,


           [Richard D. Wallman signature]          [Mark Herskovitz signature]



            Richard D. Wallman                      Mark Herskovitz

            Portfolio Manager                       Portfolio Manager

September 23, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: MORGAN STANLEY & CO., INC.--The Morgan Stanley High Technology 35 Index (the "Tech 35") is an equal-weighted index composed of electronics-based technology companies. The 35 bellwether stocks include many of the most highly capitalized companies, both large and small, in the diverse technology industry with market capitalizations ranging from about $1 billion to more than $100 billion.




DREYFUS TECHNOLOGY GROWTH FUND                                AUGUST 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS TECHNOLOGY GROWTH
             FUND AND THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX

                                    Dollars

$9,688

Dreyfus Technology Growth Fund

$9,018

Morgan Stanley High Technology 35 Index*

*Source: Morgan Stanley & Co. Incorporated

Actual Aggregate Total Return
-----------------------------------------------------------------------------

                               From Inception (10/13/97)

                                 to August 31, 1998

                             ___________________________

                                      (3.12%)
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Technology Growth Fund on 10/13/97 (Inception Date) to a $10,000 investment made in the Morgan Stanley High Technology 35 Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley High Technology 35 Index is an equal-weighted index composed of electronics-based technology companies. The 35 bellwether stocks include many of the most highly capitalized companies, both large and small, in the diverse technology industry with market capitalizations ranging from about $1 billion to more than $100 billion. The Index is the property of Morgan Stanley & Co. Incorporated and includes gross dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                      AUGUST 31, 1998

Common Stocks--69.9%                                                                                 Shares             Value
-------------------------------------------------------                                           ___________      ____________
         Commercial Services--4.6%  America Online . . . . . . . . . . . . . . . . . . (a)              3,500     $     286,781

                                    At Home, Cl. A . . . . . . . . . . . . . . . . . . (a)              6,000           171,000

                                    CMG Information Services . . . . . . . . . . . . . (a)              3,000           114,375

                                                                                                                   ____________

                                                                                                                        572,156

                                                                                                                   ____________

          Computer Hardware--11.5%  Apple Computer . . . . . . . . . . . . . . . . . . (a)              3,000            93,563

                                    Dell Computer  . . . . . . . . . . . . . . . . . . (a)              2,500           250,000

                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . (a)             10,000           451,875

                                    Gateway 2000 . . . . . . . . . . . . . . . . . . . (a)              1,000            47,312

                                    Lexmark International Group, Cl. A . . . . . . . . (a)              3,000           181,688

                                    Quantum  . . . . . . . . . . . . . . . . . . . . . (a)             16,000           183,000

                                    Seagate Technology . . . . . . . . . . . . . . . . (a)             12,500           218,750

                                                                                                                   ____________

                                                                                                                      1,426,188

                                                                                                                   ____________

          Computer Software--20.7%  Compuware  . . . . . . . . . . . . . . . . . . . . (a)              8,500           386,219

                                    Intuit . . . . . . . . . . . . . . . . . . . . . . (a)              3,000           102,562

                                    Legato Systems . . . . . . . . . . . . . . . . . . (a)             10,000           351,250

                                    Macromedia . . . . . . . . . . . . . . . . . . . . (a)             11,500           144,469

                                    Microsoft  . . . . . . . . . . . . . . . . . . . . (a)              6,000           575,625

                                    MicroStrategy  . . . . . . . . . . . . . . . . . . . .              5,000           145,937

                                    Netscape Communications  . . . . . . . . . . . . . (a)             10,000           180,625

                                    Parametric Technology  . . . . . . . . . . . . . . (a)             25,000           256,250

                                    Siebel Systems . . . . . . . . . . . . . . . . . . (a)              9,500           178,125

                                    Software AG Systems  . . . . . . . . . . . . . . . . .             14,000           237,125

                                                                                                                   ____________

                                                                                                                      2,558,187

                                                                                                                   ____________

                 Electronic

             Data Processing--7.4%  Automatic Data Processing  . . . . . . . . . . . . . .              5,000           318,750

                                    First Data . . . . . . . . . . . . . . . . . . . . . .              6,000           124,125

                                    Fiserv . . . . . . . . . . . . . . . . . . . . . . (a)              5,000           195,000

                                    Paychex  . . . . . . . . . . . . . . . . . . . . . . .              3,000           114,000

                                    Systems & Computer Technology  . . . . . . . . . . (a)             12,000           163,500

                                                                                                                   ____________

                                                                                                                        915,375

                                                                                                                   ____________

             Health Services--1.1%  IMS Health . . . . . . . . . . . . . . . . . . . . . .              2,500           137,500

                                                                                                                   ____________

                  Networking--8.1%  Ascend Communications  . . . . . . . . . . . . . . (a)              8,000           280,000

                                    Cisco Systems  . . . . . . . . . . . . . . . . . . (a)              6,500           532,188

                                    Xylan  . . . . . . . . . . . . . . . . . . . . . . (a)             12,000           183,000

                                                                                                                   ____________

                                                                                                                        995,188

                                                                                                                   ____________

               Semiconductors--.6%  Taiwan Semiconductor Manufacturing, A.D.R. . . . . . .              7,200            76,500

                                                                                                                   ____________

          Telecommunications--7.0%  Equant, N.V. (New York Shares) . . . . . . . . . . . .              1,800            74,025

                                    MCI Communications . . . . . . . . . . . . . . . . . .              5,000           250,000

                                    Metromedia Fiber Network, Cl. A  . . . . . . . . . . .              7,000           147,000

                                    NEXTLINK Communications, Cl. A . . . . . . . . . . . .              3,500            72,625

                                    WorldCom . . . . . . . . . . . . . . . . . . . . . (a)              8,000           327,500

                                                                                                                   ____________

                                                                                                                        871,150

                                                                                                                   ____________

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                          AUGUST 31, 1998

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------                                          ____________       ___________

Telecommunications

                   Equipment--8.9%  AVT  . . . . . . . . . . . . . . . . . . . . . . . (a)             16,000     $     314,000

                                    Aspect Telecommunications  . . . . . . . . . . . . (a)             10,000           238,125

                                    Lucent Technologies  . . . . . . . . . . . . . . . . .              2,500           177,187

                                    Newbridge Networks . . . . . . . . . . . . . . . . (a)             12,000           222,750

                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . (a)              3,500           147,875

                                                                                                                   ____________

                                                                                                                      1,099,937

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $9,399,157)  . . . . . . . . . . . . . . . .                         $  8,652,181

                                                                                                                   ============


                                                                                                  Principal

Short-Term Investments--3.7%                                                                        Amount
------------------------------------------------------------------------------------------      _____________

              U.S. Treasury Bills:  4.81%, 10/29/1998  . . . . . . . . . . . . . . . . . .       $    429,000     $     425,658

                                    4.90%, 11/27/1998  . . . . . . . . . . . . . . . . . .             31,000            30,642

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $456,308)  . . . . . . . . . . . . . . . . .                        $     456,300

                                                                                                                   ============


TOTAL INVESTMENTS (cost $9,855,465). . . . . . . . . . . . . . . . . . . . . . . . . . . .              73.6%      $  9,108,481

                                                                                                       ======      ============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              26.4%      $  3,261,507

                                                                                                       ======      ============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $12,369,988

                                                                                                       ======      ============

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                           AUGUST 31, 1998

                                                                                                     Cost              Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .     $  9,855,465      $  9,108,481

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              217,464

                                 Receivable for investment securities sold . . . . . . . .                            3,858,510

                                 Receivable for shares of Common Stock subscribed  . . . .                               45,350

                                 Dividends and interest receivable . . . . . . . . . . . .                                  997

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               10,803

                                 Due from The Dreyfus Corporation and affiliates . . . . .                                1,028

                                                                                                                   ____________

                                                                                                                     13,242,633

                                                                                                                   ____________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                3,137

                                 Payable for investment securities purchased . . . . . . .                              491,600

                                 Payable for shares of Common Stock redeemed . . . . . . .                              356,627

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                                   49

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               21,232

                                                                                                                   ____________

                                                                                                                        872,645

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $12,369,988

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $13,226,135

                                 Accumulated net realized gain (loss) on investments . . .                             (109,163)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                             (746,984)

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $12,369,988

                                                                                                                   ============

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized). . . . . . . . . . . . . .                            1,021,299

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $12.11

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .         $   27,243

                                 Cash dividends (net of $101 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . . . . . .              5,646

                                                                                                    _________

                                        Total Income . . . . . . . . . . . . . . . . . . .                           $   32,889

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .             61,098

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .             37,292

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .             32,340

                                 Prospectus and shareholders' reports  . . . . . . . . . .             13,395

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             12,800

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .              8,859

                                 Registration fees . . . . . . . . . . . . . . . . . . . .              8,571

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .              1,365

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .                678

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              2,367

                                                                                                    _________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            178,765

                                 Less--expense reimbursement from Manager due to
                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .            (74,598)

                                                                                                    _________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              104,167

                                                                                                                      _________

INVESTMENT (LOSS). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              (71,278)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .         $  (37,885)

                                 Net unrealized appreciation (depreciation) on investments . .       (746,984)

                                                                                                    _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                             (784,869)

                                                                                                                      _________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                            $(856,147)

                                                                                                                      =========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998

OPERATIONS:
  Investment (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       (71,278)

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (37,885)

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . . . . . . . . . . . . .         (746,984)

                                                                                                                   ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . . . . .         (856,147)

                                                                                                                   ____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24,327,585

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (11,101,450)

                                                                                                                   ____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . . . . . . . . . . . .       13,226,135

                                                                                                                   ____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,369,988

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             ---

                                                                                                                   ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 12,369,988

                                                                                                                   ============

                                                                                                                      Shares

                                                                                                                   ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,821,033

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (799,734)

                                                                                                                   ____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,021,299

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from October 13, 1997 (commencement of operations) to August 31, 1998. This information has been derived from the Fund's financial statements.


PER SHARE DATA:
  Net asset value, beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $12.50

                                                                                                              ______

  Investment Operations:

  Investment (loss)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (.10) (1)

  Net realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (.29)

                                                                                                              ______

  Total from Investment Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (.39)

                                                                                                              ______

  Net asset value, end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $12.11

                                                                                                              ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (3.12%) (2,3)

RATIOS/SUPPLEMENTAL DATA:

  Ratio of operating expenses to average net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.12% (2)

  Ratio of interest expense to average net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     .01% (2)

  Ratio of net investment (loss)
    to average net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (.77%) (2)

  Decrease reflected in above expense ratio
    due to undertaking by the Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     .81% (2)

  Portfolio Turnover Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  291.12% (2)

  Net Assets, end of period (000's Omitted)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $12,370
-----------------------------

(1)  Based on average shares outstanding at each month end.

(2)  Not annualized.

(3)  Calculated based on net asset value on the close of business on October 14, 1997 (commencement of initial offering) to
August 31, 1998.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Technology Growth Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering eight series, including the Fund, which commenced operations on October 13, 1997. The Fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $4,918 during the period ended August 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  During the period ended August 31, 1998, the Fund reclassified $71,278 from accumulated investment (loss) to accumulated net realized gain (loss) on investments. Net assets were not affected by these reclassifications.

NOTE 2--BANK LINE OF CREDIT:

  The Fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 1998 was approximately $25,700 with a related weighted average annualized interest rate of 6.00%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from October 13, 1997 through August 31, 1998 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock &
Lavan LLP, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short) and extraordinary expenses, exceeded an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $74,598 during the period ended August 31, 1998.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 1998, the Fund was charged $20,366 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended August 31, 1998, the Fund was charged $8,223 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended August 31, 1998, the Fund was charged $8,859 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1998 amounted to $32,246,431 and $22,810,447, respectively.

At August 31, 1998, accumulated net unrealized depreciation on investments was $746,984, consisting of $772,083 gross unrealized appreciation and $1,519,067 gross unrealized depreciation.

  At August 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS TECHNOLOGY GROWTH FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS TECHNOLOGY GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Technology Growth Fund (one of the Series constituting Dreyfus Growth and Value Funds, Inc.) as of August 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from October 13, 1997 (commencement of operations) to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Technology Growth Fund at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 13, 1997 to August 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

October 5, 1998



[dreyfus lion "d" logoreg.tm]


[dreyfus logo reg.tm]


DREYFUS TECHNOLOGY GROWTH FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              255AR988

Technology Growth

Fund

Annual Report

August 31, 1998